Exhibit 99.2

News Release

Steel Partners Holdings L.P. Sends Investor Letter Marking First Year as Public Company

NEW YORK, NY, May 4, 2012 -- Steel Partners Holdings L.P. (NYSE: SPLP) ("SPH") announced today that it has sent a letter to unitholders marking its first full year as a publicly traded company.

In the letter, Warren Lichtenstein, Chairman & Chief Executive Officer of Steel Partners Holdings GP Inc., SPH’s general partner, states that SPH: “Achieved many important milestones during 2011 and early 2012, as we completed our transformation into a global, publicly traded diversified holding company.”

SPH’s common units were listed on the NYSE under the ticker “SPLP” on April 10, 2012. Previously, SPH’s common units were quoted on the Pink Sheets beginning in April 2011.

The full letter will be posted and available for download at www.steelpartners.com.

Our Company

SPH is a global diversified holding company that engages in multiple businesses through consolidated subsidiaries, associated companies and other interests. We own and operate businesses and have significant interests in leading companies in various industries, including diversified industrial products, energy, defense, banking, insurance, food products and services, oilfield services, sports, training, education, and the entertainment and lifestyle industries.

For additional information, please refer to our Annual Report on Form 10-K which we filed with the Securities and Exchange Commission on March 26, 2012. This Form 10-K, current reports on Form 8-K, and all amendments to those reports, are available free of charge through our website www.steelpartners.com as soon as reasonably practicable after those materials have been electronically filed with, or furnished to, the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect SPH’s current expectations and projections about its future results, performance, prospects and opportunities. SPH has tried to identify these forward-looking statements by using words such as “may”, “should,” “expect,” “hope,” “anticipate,” “believe,” “intend,” “plan,” “estimate” and similar expressions. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities in 2012 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation, SPH’s need for additional financing and the terms and conditions of any financing that is consummated, customers’ acceptance of its new and existing products, the risk that the Company will not be able to compete successfully, and the possible volatility of the Company’s stock price and the potential fluctuation in its operating results. Although SPH believes that the expectations reflected in these forward-looking statements are reasonable and achievable, such statements involve significant risks and uncertainties and no assurance can be given that the actual results will be consistent with these forward-looking statements. Investors should read carefully the factors described in the “Risk Factors” section of the Company’s filings with the SEC, including the Company’s Form 10-K for the year ended December 31, 2011 for information regarding risk factors that could affect the Company’s results. Except as otherwise required by Federal securities laws, SPH undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Investor Contact:
Steel Partners Holdings GP Inc.
Jack L. Howard, President
(212) 520-2300

Media Contact:
Jason Booth, Sitrick And Company
(310) 429-8767 or (310) 788-2850
Jason_booth@sitrick.com

SOURCE: Steel Partners Holdings L.P.